Exhibit 10.2

ADOPTION AGREEMENT

1.01	PREAMBLE

By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)	☐ adopts a new plan as of _[month, day, year]

(b)
☒ amends and restates its existing plan as of October 15, 2016 [month, day, year] which is the Amendment Restatement Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date.

Original Effective Date: January 1. 2015 [month.day, year]
Pre-409A Grandfathering:    ☐ Yes    ☒ No

1.02	PLAN

Plan Name: Enable Midstream Partners Deferred Compensation Plan
Plan Year: December 31

1.03	PLAN SPONSOR

Name:	Enable Midstream Partners, LP
Address:	One Leadership Square, North Tower 211 North Robinson Avenue, Suite 150 Oklahoma City, OK 73102
Phone #:	(405) 525-7788
EIN:	72-1252419
Fiscal Yr:	December 31

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?
☒ Yes    ☐ No

Exhibit 10.2

1.04	EMPLOYER

The following entities. in addition to the Plan Sponsor, have been authorized by the Plan Sponsor to participate in and have adopted the Plan (insert "Not Applicable" if none have been authorized):

Entity	Publicly Traded on Est. Securities Market
	Yes	No
Enable Midstream Services, LLC	☐	☒
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

1.05	ADMINISTRATOR

The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	Administrative Committee of Enable Midstream Partners, LP
Address:	One Leadership Square, North Tower 211 North Robinson Avenue, Suite 150 Oklahoma City, OK 73102

Note:
The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06	KEY EMPLOYEE DETERMINATION DATES

The Employer has designated      as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated      as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

Exhibit 10.2

2.01	PARTICIPATION

(a)	☒	Employees [complete (i), (ii) or (iii)]
	(i)	☐	Eligible Employees are selected by the Employer.
	(ii)	☒	Eligible Employees are those employees of the Employer who satisfy the following criteria:

Management and highly compensated employees of an Employer who are selected from time to time by the Plan Sponsor. Only those employees selected by the Plan Sponsor before the beginning of a Plan Year (or after the beginning of a Plan Year as provided under section 4.01(b)(ii) of the Adoption Agreement) will be permitted to make employee deferrals for the Plan Year and will be eligible to receive Employer Contributions under section 5.01(b) of the Adoption Agreement for such Plan Year. Employees whose Compensation for a Plan Year exceeds the Code Section 401(a)(17) Compensation limit and who were not selected before the beginning of a Plan Year may be selected by the Plan Sponsor to be eligible to receive Employer Contributions under section 5.01(b) of the Adoption Agreement for such Plan Year.

	(iii)	☐	Employees are not eligible to participate.
(b)	☒	Directors [complete (i), (ii) or (iii)]
	(i)	☐	All Directors are eligible to participate.
	(ii)	☒	Only Directors selected by the Employer are eligible to participate but only for purposes of making deferrals pursuant to Section 4.01(a)(iv).
	(iii)	☐	Directors are not eligible to participate.

Exhibit 10.2

3.01	COMPENSATION

For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)	☐ Compensation is defined as:

(b)
☒    Compensation as defined in Enable Midstream Partners 401(kl Savings Plan without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year, including amounts deferred to this Plan.

(c)	☒ Director Compensation is defined as:

Cash portion of Director Fees

(d)	☐ Compensation shall, for all Plan purposes, be limited to
$    .

(e)	☐ Not Applicable.

3.02	BONUSES

Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	Will be treated as Performance Based Compensation
	Yes	No
Enable Midstream Partners LP Short Term Incentive Plan	☐	☒
	☐	☐
	☐	☐
	☐	☐
	☐	☐

☐	Not Applicable.

Exhibit 10.2

4.01	PARTICIPANT CONTRIBUTIONS

If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)	Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete "dollar amount" and I or "percentage amount".

(i)	Compensation Other than Bonuses [do not complete if you complete (iii)]

Type of Renumeration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a) Salary			0%	70%	1%
(b)
(c)

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii)	Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
(a) Short Term Incentive Bonus			0%	100%	1%
(b)
(c)

(iii)	Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max

(iv)	Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Retainer
Meeting Fees
Other: Cash portion of Director Fees			0%	100%	1%
Other:

Exhibit 10.2

(b)	Election Period

(i)	Performance Based Compensation A special election period
☐    Does    ☒ Does Not
apply to each eligible type of performance based compensation referenced in Section
3.02 of the Adoption Agreement.
The special election period, if applicable, will be determined by the Employer.

(ii) Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year
☒ May    ☐ May Not
elect to defer Compensation earned during the remainder of the Plan Year, if so selected by the Employer. Such employee may elect to defer Compensation by completing a deferral agreement within the 30 day period beginning on the date he is eligible to participate in the Plan. This provision shall also apply to Directors who become eligible during a Plan Year

(c)	Revocation of Deferral Agreement

A Participant's deferral agreement

☒ Will
☐ Will Not
be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer to the extent necessary to satisfy the requirements of Reg. Sec.1.401(k)-1(d)(3). If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

(d)	No Participant Contributions
☐    Participant contributions are not permitted under the Plan.

Exhibit 10.2

5.01	EMPLOYER CONTRIBUTIONS

If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete {c).

(a)	Matching Contributions

(i) Amount

For each Plan Year, the Employer shall make a Matching Contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A)	☐	_____ [insert percentage] of the Compensation the Participant has elected to defer for the Plan Year
(B)	☒	An amount determined by the Employer in its sole discretion
(C)	☐	Matching Contributions for each Participant shall be limited to $_____and/or ______% of Compensation.
(D)	☐	Other:
_________________________________ _________________________________
(E)	☐	Not Applicable [Proceed to Section 5.01(b)]

(ii) Eligibility for Matching Contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of Matching Contributions determined in accordance with Section 5.01(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A)	☐	Describe requirements:
_________________________________ _________________________________
(B)	☒	Is selected by the Employer in its sole discretion to receive an allocation of Matching Contributions
(C)	☐	No requirements

Exhibit 10.2

(iii)	Time of Allocation

Matching Contributions, if made, shall be treated as allocated [select one]:

(A)	☐	As of the last day of the Plan Year
(B)	☒	At such times as the Employer shall determine in it sole discretion
(C)	☐	At the time the Compensation on account of which the Matching Contribution is being made would otherwise have been paid to the Participant
(D)	☐	Other:
_________________________________ _________________________________

(b)	Other Contributions

(i)	Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A)	☐	An amount equal to______[insert number] % of the Participant's Compensation
(B)	☒	An amount determined by the Employer in its sole discretion on Compensation in excess of the 401(a)(17) limit for the Plan Year
(C)	☐	Contributions for each Participant shall be limited to $__________
(D)	☐	Other:
A Match Restoration contribution equal to six___
percent (6%) of a Participant's Compensation in_
excess of the 401(a)(17) limit for the Plan Year__
_______________________________________
_______________________________________
(E)	☐	Not Applicable [Proceed to Section 6.01]

Exhibit 10.2

(ii)	Eligibility for Other Contributions

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A)	☐	Describe requirements:
_________________________________ _________________________________
(B)	☐	Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions
(C)	☒	No requirements

(iii) Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A)	☐	As of the last day of the Plan Year
(B)	☒	At such time or times as the Employer may determine in its sole discretion
(C)	☐	Other:

(c)    No Employer Contributions

☐	Employer contributions are not permitted under the Plan.

Exhibit 10.2

6.01	DISTRIBUTIONS

The timing and form of payment of distributions made from the Participant's vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a)	Timing of Distributions

(i)	All distributions shall commence in accordance with the following [choose one]:

(A)	☐	As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A- 3(d).
(B)	☒	Calendar quarter on specified month and day [______ month of quarter (insert 1,2 or 3); ______day (insert day)]
(C)	☐	Calendar quarter on specified month and day [______ month of quarter (insert 1,2 or 3); ______day (insert day)]
(D)	☐	Calendar quarter on specified month and day [______ month of quarter (insert 1,2 or 3); ______day (insert day)]

(ii)	The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A)	☒	Event Delay - Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for six (6) months [insert number of months].

(B)	☐
Hold Until Next Year - Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases.

(C)	☐	Immediate Processing - The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

(D)	☐	Not applicable.

Exhibit 10.2

(b)	Distribution Events

Participants may elect the following payment events and the associated form or forms of payment. If multiple events are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5,7,9).

			Lump Sum	Installments
(i)	☐	Specified Date		___ years
(ii)	☐	Specified Age		___ years
(iii)	☒	Separation from Service	X	5 or 10 years
(iv)	☐	Separation from Service plus 6 months		___ years
(v)	☐	Separation from Service plus ___ months [not to exceed ___ months]		___ years
(vi)	☐	Retirement		___ years
(vii)	☐	Retirement plus 6 months		___ years
(viii)	☐	Retirement plus ___ months [not to exceed ___ months]		___ years
(ix)	☐	Disability		___ years
(x)	☐	Death		___ years
(xi)	☒	Change in Control	X	5 or 10 years
The minimum deferral period for Specified Date or Specified Age event shall be ____ years. Installments may be paid [select each that applies]

☐	Monthly
☐	Quarterly
☒	Annually

(c)	Specified Date and Specified Age elections may not extend beyond age Not Applicable [insert age or "Not Applicable" if no maximum age applies].

Exhibit 10.2

(d)	Payment Election Override

Payment of the remaining vested balance of the Participant's Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

	EVENTS	FORM OF PAYMENT
☐	Separation from Service		Lump Sum	Installments
☐	Separation from Service before Retirement		Lump Sum	Installments
☒	Death	X	Lump Sum	Installments
☐	Disability		Lump Sum	Installments
☐	Not Applicable

In the event of the death of a Participant payment shall be made in a single lump sum to the Participant's Beneficiary(ies) if the Participant had not yet commence payment at the time of death. If a Participant dies after payments have commenced, the Beneficiary(ies) shall continue to receive payment in the form elected by the Participant.

(e)	Involuntary Cashouts

☒
If the Participant's vested Account at the time of his Separation from Service does not exceed $30,000 distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☐	There are no involuntary cashouts.

(f)	Retirement

☐	Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

☒	No special definition of Retirement applies.

Exhibit 10.2

(g)	Distribution Election Change A Participant

☒	Shall
☐	Shall Not
be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification three (3) number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)	Frequency of Elections The Plan Sponsor

☐	Has
☒	Has Not

Elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

Exhibit 10.2

7.01	VESTING

(a)	Matching Contributions

The Participant's vested interest in the amount credited to his Account attributable to Matching Contributions shall be based on the following schedule:

☐	Years of Service	Vesting %
	0		(insert '100' if there is immediate vesting)
1
2
3
4
5
6
7
8
9

☐	Other:

☐	Class year vesting applies.

☒	Not applicable.

Exhibit 10.2

(b)	Other Employer Contributions

The Participant's vested interest in the amount credited to his Account attributable to Employer contributions other than Matching Contributions shall be based on the following schedule:

☒	Years of Service	Vesting %
	0	100%	(insert '100' if there is immediate vesting)
1
2
3
4
5
6
7
8
9

☐	Other:

☐	Class year vesting applies.

☐	Not applicable.

Exhibit 10.2

(c)	Acceleration of Vesting

A Participant's vested interest in his Account will automatically be 100% upon the occurrence of the following events: [select the ones that are applicable]:

(i)	☐ Death

(ii)	☐ Disability

(iii)	☐ Change in Control

(iv)	☐ Eligibility for Retirement

(v)	☐ Other:

(vi)	☒ Not applicable.

(d)	Years of Service

(i)	A Participant's Years of Service shall include all service performed for the Employer and

☐	Shall
☐	Shall Not
include service performed for the Related Employer.

(ii)	Years of Service shall also include service performed for the following entities:

(iii)	Years of Service shall be determined in accordance with (select one)

(A)	☐ The elapsed time method in Treas. Reg.Sec. 1.410(a)-7

(B) ☐	The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C) ☐	The Participant's Years of Service credited under [insert name of plan]

(D) ☐    Other:

(iv)	☒ Not applicable.

Exhibit 10.2

8.01	UNFORESEEABLE EMERGENCY

(a)	A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☐	Will
☒	Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01 be allowed.

(b)	Upon a withdrawal due to an Unforeseeable Emergency, a Participant's deferral election for the remainder of the Plan Year:

☐	Will
☐	Will Not
be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

Exhibit 10.2

9.01	INVESTMENT DECISIONS

Investment decisions regarding the hypothetical amounts credited to a Participant's Account shall be made by [select one]:

(a)	☒	The Participant or his Beneficiary
(b)	☐	The Employer

18

Exhibit 10.2

10.01 TRUST

The Employer [select one]:

☒	Does
☐	Does Not
intend to establish a rabbi trust as provided in Article 11 of the Plan.

Exhibit 10.2

11.01	TERMINATION UPON CHANGE IN CONTROL

The Plan Sponsor

☒	Reserves
☐	Does Not Reserve
the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02	AUTOMATIC DISTRIBUTION UPON CHANGE IN CONTROL

Distribution of the remaining vested balance of each Participant's Account

☐	Shall
☒	Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03	CHANGE IN CONTROL

A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)	☒	A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)	☒	A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)	☒	A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)	☐	Not applicable.

Exhibit 10.2

12.01 GOVERNING STATE LAW

The laws of Oklahoma shall apply in the administration of the Plan to the extent not preempted by ERISA.

Exhibit 10.2

EXECUTION PAGE

The Plan Sponsor has causd this Adoption Agreement to be executed this     10th day of November, 2016.

PLAN SPONSOR:	/s/ Lisa Allison
By:	Lisa Allison
Title:	VP - Human Resources & Administration

Exhibit 10.2

APPENDIX A

SPECIAL EFFECTIVE DATES

Not Applicable